Exhibit 10.6

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
AND AMENDMENT TO SECURITY AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of May 26, 2015, is entered into by and among CARDTRONICS, INC., a Delaware corporation (the “Borrower”), CARDTRONICS EUROPE LIMITED, a company registered in England and Wales (the “European Borrower”), each of the Guarantors party hereto (the “Guarantors”), each of the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders (the “Agent”).

Preliminary Statement

WHEREAS, the Borrower, the Guarantors, the lenders party thereto (the “Lenders”) and the Agent entered into that certain Amended and Restated Credit Agreement dated as of April 24, 2014  (as amended, the “Credit Agreement”), pursuant to which the Lenders agreed to make available to the Borrower a revolving credit facility; and

WHEREAS, the Borrower has requested that the Agent and the Lenders amend the Credit Agreement in order to make available to the European Borrower a revolving credit facility and the European Borrower desires to become a party to the Credit Agreement as a borrower thereunder; and

WHEREAS, the Borrower has requested that the Agent and the Lenders agree to amend certain other provisions of the Credit Agreement; and

WHEREAS, the Borrower has requested that Cardtronics Holdings, LLC (“Cardtronics Holdings”) be released from its liabilities and obligations under the Loan Documents as a Guarantor of the Obligations of the Borrower and each Domestic Subsidiary because it is a CFC Holding Company and as such is not required to be a Guarantor of such Obligations; and

WHEREAS, the Agent and the Lenders party hereto are willing to do so subject to the terms and conditions set forth herein, provided that the Borrower and Guarantors ratify and confirm all of their respective obligations under the Credit Agreement and the Loan Documents and the European Borrower agrees to become a party to the Credit Agreement and agrees to the obligations thereunder as a borrower;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.Amendments to Credit Agreement.

(a)The Credit Agreement is hereby amended to read in its entirety as set forth on Annex A attached hereto.

(b)Schedules 2.01, 6.01, 6.02 and 6.05 of the Credit Agreement are hereby amended to read in their entirety as set forth on Schedules 2.01,  6.01,  6.02 and 6.05 attached hereto.

(c)The Exhibits to the Credit Agreement are hereby amended to read in their entirety as set forth on the Exhibits attached hereto.

3.Amendments to Security Agreement.

(a)The Security Agreement is hereby amended to restate Annex 3 thereto to read in its entirety as set forth on Annex 3 attached hereto.

(b)The Security Agreement is hereby amended to delete from Annexes 5 and 6 thereto the references to Cardtronics Holdings and all information related to Cardtronics Holdings.

4.Joinders.

(a)Joinder of European Borrower.  By execution and delivery of this Amendment, the European Borrower hereby becomes a party to the Credit Agreement as the European Borrower and expressly assumes all obligations and liabilities of the European Borrower thereunder.  The European Borrower hereby makes as of the date hereof each of the representations and warranties made by the Obligors in the Credit Agreement as such representations and warranties relate to the European Borrower.

(b)Joinder of Foreign Guarantors.  By execution and delivery of this Amendment, each Foreign Guarantor (as defined in Annex A hereto) hereby becomes a party to the Credit Agreement as a Foreign Guarantor and expressly assumes all obligations and liabilities of a Foreign Guarantor thereunder.  Each Foreign Guarantor hereby makes as of the date hereof each of the representations and warranties made by the Guarantors in the Credit Agreement as such representations and warranties relate to such Foreign Guarantor.

5.Limited Release of Cardtronics Holdings.  The Agent and Lenders party hereto hereby release and discharge Cardtronics Holdings from its liabilities and obligations under the Loan Documents as a Guarantor of the Obligations of the Borrower and each Domestic Subsidiary and release any and all property of Cardtronics Holdings from the Liens of the Security Agreement;  provided that the foregoing release shall not release or discharge Cardtronics Holdings from its liabilities and obligations under the Loan Documents as a Foreign Guarantor.

6.Conditions Precedent.  This Amendment shall be effective as of the date first above written upon satisfaction of the following conditions precedent:

(a)no Default or Event of Default shall exist;

(b)the Agent shall have received counterparts of this Amendment, duly executed by the Borrower, the Guarantors and the Majority Lenders;

(c)the Agent shall have received a Security and Pledge Agreement, duly executed by the European Borrower and each Foreign Guarantor,  governed by New York law and in form and substance satisfactory to the Agent in its reasonable discretion;

(d)the Agent shall have received a Debenture, duly executed by the European Borrower and each Foreign Guarantor that is organized under the laws of England and Wales, governed by English law and in form and substance satisfactory to the Agent in its reasonable discretion;

(e)each Lender with a European Commitment (as defined in Annex A hereto) requesting a promissory note evidencing the European Loans (as defined in Annex A hereto) made by such Lender shall have received from the European Borrower a promissory note payable to such Lender in a form approved by the Agent in its reasonable discretion;

(f)the Agent shall have received such documents and certificates as the Agent or its counsel may reasonably request relating to the organization, existence and good standing, to the extent applicable, of the Borrower, the European Borrower and each Guarantor, the authorization of the transactions contemplated hereby and the authority of each natural Person executing this Amendment and the other Loan Documents on behalf of the Borrower, the European Borrower and each Guarantor, all in form and substance reasonably satisfactory to the Agent;

(g)the Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement;

(h)the Agent and the Lenders shall have received all documentation and other information reasonably requested by them in respect of the European Borrower and each Foreign Guarantor under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, and their respective internal policies;

(i)the Agent shall have received a favorable written opinion (addressed to the Agent and the Lenders and dated the date hereof) of Vinson & Elkins LLP, counsel for the Borrower, in form and substance satisfactory to the Agent;

(j)the Agent shall have received evidence of insurance coverage of the European Borrower and the Foreign Guarantors, which coverage shall be consistent with the requirements set forth in Section 5.05 of the Credit Agreement and shall name the Agent as an additional insured and as a loss payee on the liability and casualty policies;

(k)the Agent shall have received reports of UCC (or similar) Lien searches conducted by a reputable search firm with respect to the European Borrower and each Foreign Guarantor from the District of Columbia Recorder of Deeds and from the respective jurisdiction of formation (to the extent applicable in such jurisdiction) and such reports shall not disclose any Liens other than Permitted Liens; and

(l)all membership and stock certificates described on Annex 3 to the Security and Pledge Agreement described above in clause (c) shall have been delivered to the Agent together with related stock and membership powers executed in blank by the European Borrower or applicable Foreign Guarantor.

7.Ratification.  Each Obligor hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment.  Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Agent created by or contained in any of such documents nor is any Obligor released from any covenant, warranty or obligation created by or contained herein or therein, except as set forth in Section 5 above with respect to Cardtronics Holdings.

8.Representations and Warranties.  Each Obligor hereby represents and warrants to the Lenders and the Agent that (a) this Amendment has been duly executed and delivered on behalf of such Obligor, (b) this Amendment constitutes a valid and legally binding agreement enforceable against such Obligor in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the other Loan Documents to which it is a party are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except for such representations and warranties as are by their express terms limited to a specific date, in which case such representations and warranties were true and correct in all material respects as of such specific date;  provided that, in either case, to the extent any such representation and warranty is qualified by Material Adverse Effect or materiality qualifier, such representation and warranty is true and correct in all respects, (d) no Default or Event of Default exists under the Credit Agreement or under any other Loan Document and (e) the execution, delivery and performance of this Amendment has been duly authorized by such Obligor.

9.Counterparts.  This Amendment may be signed in any number of counterparts, which may be delivered in original, facsimile or electronic form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

10.Governing Law.  This Amendment shall be construed in accordance with and governed by the Law of the State of New York without regard to any choice-of-law provisions that would require the application of the law of another jurisdiction.

11.Amendment is a Loan Document; References to the Credit Agreement.  This Amendment is a Loan Document, as defined in the Credit Agreement.  All references in the Credit Agreement to “this Agreement” mean the Credit Agreement as amended by this Amendment.

12.Final Agreement of the Parties.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF

PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWER:

CARDTRONICS, INC.,
a Delaware corporation

By:	/s/ Todd Ruden
Todd Ruden
EVP, Financial Planning & Treasurer

DOMESTIC GUARANTORS:

CARDTRONICS USA, INC.,
a Delaware corporation

By:	/s/ Todd Ruden
Todd Ruden
EVP, Financial Planning & Treasurer

ATM NATIONAL, LLC,
a Delaware limited liability company

By:	/s/ Todd Ruden
Todd Ruden
Treasurer

Signature Page to Second Amendment to Amended and Restated Credit Agreement

EUROPEAN BORROWER:

CARDTRONICS, EUROPE LIMITED

By:	/s/ J. Chris Brewster
J. Chris Brewster
Director

By:	/s/ Michael E. Keller
Michael E. Keller
Director

Signature Page to Second Amendment to Amended and Restated Credit Agreement

FOREIGN GUARANTORS:

CARDTRONICS UK LIMITED

By:	/s/ Steven A. Rathgaber
Steven A. Rathgaber
Director

By:	/s/ Michael E. Keller
Michael E. Keller
Director

SUNWIN SERVICES GROUP (2010) LIMITED

By:	/s/ Mike Austin
Mike Austin
Director

By:	/s/ Gary Wattley
Gary Wattley
Director

CARDTRONICS CAYMAN II, INC.

By:	/s/ J. Chris Brewster
J. Chris Brewster
Director

CARDTRONICS HOLDINGS, LLC,

By:	/s/ Todd Ruden
Todd Ruden
Treasurer

Signature Page to Second Amendment to Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Laura Woodward
Name:	Laura Woodward
Title:	Officer

Signature Page to Second Amendment to Amended and Restated Credit Agreement

ALTERNATIVE CURRENCY AGENT:

J.P. MORGAN EUROPE LIMITED

By:	/s/ Belinda Lucas
Name:	Belinda Lucas
Title:	Associate

Signature Page to Second Amendment to Amended and Restated Credit Agreement

LENDER:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Anthony A. Eastman
Name:	Anthony A. Eastman
Title:	VP

Signature Page to Second Amendment to Amended and Restated Credit Agreement

LENDER:

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Joanna Mitchell
Name:	Joanna Mitchell
Title:	Senior Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

LENDER:

COMPASS BANK, as a Lender

By:	/s/ Frank Carvelli
Name:	Frank Carvelli
Title:	Senior Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

LENDER:

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kelly Nash
Name:	Kelly Nash
Title:	Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

LENDER:

SUNTRUST BANK, as a Lender

By:	/s/ Hays Wood
Name:	Hays Wood
Title:	Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

LENDER:

CAPITAL ONE, N.A., as a Lender

By:	/s/ Yasmin Huebinger
Name:	Yasmin Huebinger
Title:	Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

LENDER:

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Matt McCain
Name:	Matt McCain
Title:	Senior Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

LENDER:

HSBC BANK USA, N.A., as a Lender

By:	/s/ Sarah S. Knudsen
Name:	Sarah S. Knudsen
Title:	Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

LENDER:

BARCLAYS BANK PLC, as a Lender

By:	/s/ Keith Mackie
Name:	Keith Mackie
Title:	Managing Director

Signature Page to Second Amendment to Amended and Restated Credit Agreement

LENDER:

SCOTIABANC INC., as a Lender

By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

Signature Page to Second Amendment to Amended and Restated Credit Agreement

LENDER:

FROST BANK, as a Lender

By:	/s/ Michelle Huth
Name:	Michelle Huth
Title:	Market President

Signature Page to Second Amendment to Amended and Restated Credit Agreement